SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement                [ ] Confidential, for Use of the
[X] Definitive Proxy Statement                     Commission Only (as permitted
[ ] Definitive Additional Materials                by Rule 14a-6(e)(2))
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               Astrosystems, Inc.
                (Name of Registrant as Specified in its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:



(2)  Aggregate number of securities to which transaction applies:



(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):



(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:



[ ]  Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:



(2) Form, Schedule or Registration Statement no.:



(3) Filing Party:



(4) Date Filed:

                               ASTROSYSTEMS, INC.
                               1220 Market Street
                                    Suite 603
                           Wilmington, Delaware 19801

                             ----------------------


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  June 15, 1999

                             ----------------------


To the Stockholders of ASTROSYSTEMS, INC.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of ASTROSYSTEMS, INC., a Delaware corporation (the "Company"), will be held at the Company's offices at 1220 Market Street, Suite 603, Wilmington, Delaware on June 15, 1999 at 11:30 A.M. for the following purposes:

     (1) To elect a board of five Directors.

     (2) To ratify the appointment of Grant Thornton LLP as the Company's independent auditors for the fiscal year ending June 30, 1999.

     (3) To transact such other business as may properly come before the Meeting.

     Only stockholders of record at the close of business on May 12, 1999 are entitled to notice of, and to vote at, the Meeting or any adjournment or adjournments thereof.


                                              Elliot J. Bergman,
                                              Secretary

Wilmington, Delaware
May 19, 1999

--------------------------------------------------------------------------------
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE VOTE, DATE AND SIGN THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY, AND RETURN IT IN THE PRE-ADDRESSED ENVELOPE PROVIDED FOR THAT PURPOSE. ANY STOCKHOLDER MAY REVOKE HIS PROXY AT ANY TIME BEFORE THE MEETING BY WRITTEN NOTICE TO SUCH EFFECT, ATTN: CORPORATE SECRETARY, BY SUBMITTING A SUBSEQUENTLY DATED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.
--------------------------------------------------------------------------------

                               ASTROSYSTEMS, INC.
                               1220 Market Street
                                    Suite 603
                           Wilmington, Delaware 19801


                                 PROXY STATEMENT


         This Proxy Statement is being mailed on or about May 19, 1999 to all stockholders of record at the close of business on May 12, 1999 in connection with the solicitation by the Board of Directors of Proxies to be voted at the Annual Meeting of Stockholders (the "Meeting") to be held on June 15, 1999 or any adjournment thereof. All Proxies duly executed and received will be voted on all matters presented at the Meeting in accordance with the specifications made in such Proxies. In the absence of specified instructions, Proxies so received will be voted for the named nominees to the Company's Board of Directors (the "Board") and in favor of the ratification of the appointment of Grant Thornton LLP as the Company's independent auditors for the fiscal year ending June 30, 1999. The Board does not know of any other matters that may be brought before the Meeting nor does it foresee or have reason to believe that Proxy holders will have to vote for substitute or alternate nominees. In the event that any other matter should come before the Meeting or any nominee is not available for election, the persons named in the enclosed Proxy will have discretionary authority to vote all Proxies not marked to the contrary with respect to such matters in accordance with their best judgment. A Proxy may be revoked at any time before being voted by written notice to such effect received by the Company at the address set forth above, attn: Corporate Secretary, by delivery of a subsequently dated Proxy or by a vote cast in person at the Meeting. The Company will pay the entire expense of soliciting Proxies, which solicitation primarily will be by use of the mails, but certain Directors, officers and employees of the Company may solicit Proxies in person or by telephone, telecopier or telegram, without special compensation.

         The total number of shares of Common Stock of the Company outstanding and entitled to vote as of May 12, 1999 was 5,930,972. The shares of Common Stock are the only class of securities of the Company entitled to vote, each share being entitled to one noncumulative vote. A majority of the shares outstanding and entitled to vote as of May 12, 1999, or 2,965,487 shares, must be present at the Meeting in person or by Proxy in order to constitute a quorum for the transaction of business. Only stockholders of record as of the close of business on May 12, 1999 will be entitled to vote. With regard to the election of Directors, votes may be cast in favor or withheld; votes that are withheld will have no effect as Directors shall be elected by a plurality of the votes cast in favor. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted in tabulations of the votes cast on a particular proposal presented to the stockholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved. Since the proposed ratification of the appointment of Grant Thornton LLP as the Company's independent auditors for the fiscal year ending June 30, 1999 requires the approval of a majority of the shares present and entitled to vote at the Meeting, abstentions will have the effect of a negative vote while broker non-votes will have no effect.

         A list of stockholders entitled to vote at the Meeting will be available for examination by any stockholder, for any purpose germane to the Meeting, during ordinary business hours, at the Company's offices, 1220 Market Street, Suite 603, Wilmington, Delaware, for a period of ten days prior to the Meeting and will also be available at the Meeting. The Company's telephone number is (302) 652-3115.

                              ELECTION OF DIRECTORS

         Five Directors are to be elected at the Annual Meeting of Stockholders to serve for a term of one year or until their respective successors have been elected and have qualified.

         The following table sets forth the positions and offices presently held with the Company by each nominee for election as Director, his age, and the number of shares of Common Stock of the Company beneficially owned by him as of May 12, 1999. Proxies not marked to the contrary will be voted in favor of their election.

----------------------------------------------------------------------------------------------------------------------
                                                                                                    Common Stock
                                                                                                 Beneficially Owned
                                     Positions and Offices Presently     Year Became a             and Approximate
           Name          Age              Held with the Company             Director             Percentage of Class
----------------------------------------------------------------------------------------------------------------------
Seymour Barth            71         President and Director                    1959                   1,545,635(1)(2)
                                                                                                         26.1%(1)(2)
----------------------------------------------------------------------------------------------------------------------
Gilbert H. Steinberg     68         Vice President,                           1964                      1,185,491(1)
                                    Treasurer and Director                                                  20.0%(1)
----------------------------------------------------------------------------------------------------------------------
Elliot J. Bergman        73         Vice President, Secretary and             1964                   1,070,598(1)(3)
                                    Director                                                             18.1%(1)(3)
----------------------------------------------------------------------------------------------------------------------
Walter A. Steinberg      71         Director                                  1989                             2,000
                                                                                                                   *
----------------------------------------------------------------------------------------------------------------------
Elliot D. Spiro          70         Director                                  1994                            12,100
                                                                                                                   *
----------------------------------------------------------------------------------------------------------------------

 *       Less than 1%

(1) Includes for each of Messrs. Barth, G. Steinberg and Bergman 178,570 shares over which they have voting power as trustees under the Company's 401(k) and profit-sharing plans (collectively, the "401(k) Plan") (including 61,208, 58,817 and 57,119 shares allocated to the accounts of Messrs. Barth, G. Steinberg and Bergman, respectively).

(2) Includes 250,000 shares held in trust for the benefit of Mr. Barth's family, as to which trust Mr. Barth serves as co-trustee. Excludes 110,000 shares held in trust for the benefit of Mr. Barth's children, as to which shares Mr. Barth disclaims any beneficial interest.

(3) Includes 225,000 shares held in various trusts for the benefit of Mr. Bergman's family, as to which trusts Mr. Bergman serves as co-trustee.

         Seymour Barth has served as President of the Company since 1964 and as a Director of the Company since its inception in 1959.

         Gilbert H. Steinberg has served as Vice President, Treasurer and a Director of the Company since 1964.

         Elliot J. Bergman has served as Vice President, Secretary and a Director of the Company since 1964.

         Walter A. Steinberg has been an independent engineering consultant for more than the past five years and has served as a Director of the Company since 1989.

         Elliot D. Spiro has served as Chairman and Chief Executive Officer of Branch Insurance Agency, a property/casualty and financial services insurance agency, for more than the past five years and has served as a Director of the Company since 1994.

         The Board held one meeting during the fiscal year ended June 30, 1998 ("Fiscal 1998"). Each Director attended the meeting.

         The Audit Committee of the Board is charged with the review of the activities of the Company's independent auditors, including the fees, services, and scope of such audit. The Committee is composed of Messrs. G. Steinberg, W. Steinberg and Spiro. Such Committee did not meet during Fiscal 1998.

         The Stock Option Committee of the Board reviews and implements appropriate action with respect to all matters pertaining to stock options granted under the Company's 1991 Stock Option Plan. The Committee, which is currently composed of Messrs. W. Steinberg and Spiro, did not meet during Fiscal 1998.

         The Company has neither a nominating committee, charged with the search for and recommendation to the Board of potential nominees for Board positions, nor a compensation committee, charged with periodically reviewing the compensation of the Company's officers and employees and recommending appropriate adjustments. These functions are performed by the Board as a whole. The Board will consider stockholder recommendations for Board positions which are made in writing to the Company's President.

         Messrs. W. Steinberg and Spiro are entitled to receive $5,000 per year for their services as a Director and an additional $750 for each meeting of the Board attended in person and $100 per meeting attended by conference telephone. No other Directors receive compensation for their services as such.

         Section 16(a) Beneficial Ownership Reporting Compliance

         To the Company's knowledge, based on a review written representations that no reports were required during the fiscal year ended June 30, 1998, all
Section 16(a) filing requirements applicable to the Company's officers, Directors and 10% stockholders were complied with.

                 EXECUTIVE COMPENSATION AND CERTAIN TRANSACTIONS

         Summary Compensation Table

         The following table sets forth the compensation paid by the Company during the fiscal years ended June 30, 1998, 1997 ("Fiscal 1997"), and 1996 ("Fiscal 1996") to each executive officer of the Company:

                                                           Annual                     Long-Term
                                                        Compensation                 Compensation
                                            ----------------------------------      --------------
                                                                                        Awards
                                                                                    --------------
                                                                                        Shares
          Name and                                                                    Underlying                 All Other
     Principal Position            Year            Salary            Bonus             Options                  Compensation
     ------------------            ----            ------            -----             -------                  ------------

Seymour Barth                      1998           $310,807             0                         0                        0
President                          1997           $310,807             0                         0              $71,088 (4)
                                   1996           $310,807             0               390,921 (1)               $6,262 (5)

Elliot J. Bergman                  1998           $218,716             0                         0                        0
Vice President &                   1997           $218,716             0                         0              $69,545 (4)
Secretary                          1996           $218,716             0               390,921 (2)               $6,921 (5)

Gilbert H. Steinberg               1998           $218,716             0                         0                        0
Vice President &                   1997           $218,716             0                         0              $69,340 (4)
Treasurer                          1996           $218,716             0               390,921 (3)               $6,935 (5)

-------------------

(1) Issued concurrently with the cancellation of options for the purchase of 371,607 shares.

(2) Issued concurrently with the cancellation of options for the purchase of an equal number of shares.

(3) Issued concurrently with the cancellation of options for the purchase of 374,769 shares.

(4) Includes 35,591 shares contributed by the Company to the accounts of each of Messrs. Barth, Bergman and G. Steinberg for Fiscal 1997 pursuant to the terms of the 401(k) Plan. Also includes $66,342, $64,799 and $64,594 paid to Messrs. Barth, Bergman and G. Steinberg, respectively, in connection with the exercise of certain stock options at the Company's request.

(5) Represents 1,138, 1,254 and 1,256 shares contributed by the Company to the accounts of Messrs. Barth, Bergman and G. Steinberg, respectively, for Fiscal 1996 pursuant to the terms of the 401(k) Plan.

              The options which were cancelled for Messrs. Barth and G. Steinberg were "incentive options" which required the exercise price to be 10% above market price. These were replaced by "nonstatutory" options and were, accordingly, repriced to market price at the time of the original grant.

       Option Grants Table

       Inapplicable.

       Fiscal Year End Option Value Table

       No options were held by Messrs. Barth, Bergman or G. Steinberg as of June 30, 1998.

       Employment Agreements

       In April 1994, the Company entered into Employment Agreements with each of Messrs. Barth, G. Steinberg and Bergman that provided for, among other things, the following: (i) minimum annual compensation of $304,116 for Mr. Barth and $214,008 for each of Messrs. G. Steinberg and Bergman (effective September 5, 1994, the annual compensation payable to Messrs. Barth, G. Steinberg and Bergman was increased to $310,807, $218,716 and $218,716, respectively); (ii) a term ending upon the earliest to occur of the following: (a) the employee's death or incapacity; (b) "cause", as defined in the Employment Agreement; (c) at the election of the Company, upon not less than three years' prior written notice to the employee; or (d) at the election of the employee, upon not less than six months' prior written notice to the Company; and (iii) in the event the employee's employment shall terminate as a result of death or incapacity, the Company would be obligated to make annual payments to the employee or his estate or representative for a period of three years in an amount equal to 50% of the compensation paid or payable to the employee with respect to the fiscal year immediately preceding the fiscal year in which his employment terminated.

       In June 1996,  each of Messrs.  Barth, G. Steinberg and Bergman was given
three  years'  notice,  as  required  by  the  Employment  Agreements,   of  the
termination of his Employment Agreement with the Company.

       Other Transactions

       In June 1996, Messrs. Barth, G. Steinberg and Bergman exercised stock options and each was loaned $912,498, payable, with interest at the rate of 6% per annum, on December 31, 1997 or earlier demand by the Company, for use in the exercise. The exercise of these options resulted in tax benefits to the Company. Each of Messrs. Barth, G. Steinberg and Bergman was later loaned an additional $292,515, payable, with interest at the rate of 6% per annum, on December 31, 1997 or earlier demand by the Company, in connection with the aforementioned exercise of stock options.

        In July 1997, each of the above mentioned individuals was further loaned $644,733, payable, with interest at the rate of 6% per annum, on September 30, 1997 or earlier demand by the Company, for use in the exercise of additional stock options, the exercise of which resulted in additional tax benefits to the Company.

       All loans, including interest thereon, were repaid to the Company in full as of September 29, 1997.

       In December 1997, the above named individuals were loaned additional amounts in connection with tax obligations arising from the aforementioned exercise of stock options, as follows: $432,803 to Mr. Barth, $395,019 to Mr. Bergman and $358,183 to Mr. G. Steinberg, in each case payable, with interest at the rate of 6% per annum, on June 30, 1999 or earlier demand by the Company.

                             PRINCIPAL STOCKHOLDERS

       The following table sets forth, to the knowledge of the Company, certain information regarding the Company's outstanding Common Stock beneficially owned as of May 12, 1999 (i) by each person who is known by the Company to own beneficially or exercise voting or dispositive control over more than 5% of the Company's Common Stock, (ii) by each of the Company's Directors, and (iii) by all executive officers and Directors as a group:

                                                                  Approximate
     Name and                             Number of Shares        Percentage of
     Address of                           and Nature of           Outstanding
 Beneficial Owner                         Beneficial Ownership    Shares

 Seymour Barth...................         1,545,635(1)(2)         26.1%(1)(2)
    1220 Market Street
    Suite 603
    Wilmington, Delaware

 Gilbert H. Steinberg...........          1,185,491(1)            20.0%(1)
    1220 Market Street
    Suite 603
    Wilmington, Delaware

 Elliot J. Bergman...............         1,070,598(1)(3)         18.1%(1)(3)
    1220 Market Street
    Suite 603
    Wilmington, Delaware

 Cardinal Capital
 Management, L.L.C...........                397,493(4)            6.7%(4)
     One Fawcett Place
    Greenwich, Connecticut

 Morris Barth .....................          335,849(5)            5.7%(5)
    c/o Astrosystems, Inc.
    1220 Market Street
    Suite 603
    Wilmington, Delaware

 Elliot D. Spiro....................          12,100                  *
    71 South Central Avenue
    Valley Stream, New York

 Walter A. Steinberg............                2,000                 *
    111 Eddy Drive
    Huntington Station, New York

 All Directors and executive officers     3,458,684(1)(2)(3)      58.3%(1)(2)(3)
    as a group (5 persons)

 *  Less than 1%

(1) Includes for each of Messrs. Barth, G. Steinberg and Bergman 178,570 shares over which they have voting power as trustees under the 401(k) and profit sharing plans (including 61,208, 58,817 and 57,119 shares allocated to the accounts of Messrs. Barth, G. Steinberg and Bergman, respectively).

(2) Includes 250,000 shares held in trust for the benefit of Mr. Barth's family, as to which trust Mr. Barth serves as co-trustee. Excludes 110,000 shares held in trust for the benefit of Mr. Barth's children, as to which shares Mr. Barth disclaims any beneficial interest.

(3) Includes 225,000 shares held in various trusts for the benefit of Mr. Bergman's family, as to which trusts Mr. Bergman serves as co-trustee.

(4) Based on Schedule 13G filed with the Securities and Exchange Commission, holder, an investment adviser registered under the Investment Advisers Act of 1940, has sole voting power over 65,300 shares and sole dispositive power over 397,493 shares.

(5) Includes 300,000 shares held in various trusts for the benefit of the descendants of Seymour Barth, as to which trusts Morris Barth serves as co-trustee.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         On December 18, 1996, Richard A. Eisner & Company, LLP ("Eisner") resigned as the independent public accountants for the Company since, as it indicated, it was no longer independent with respect to the Company. Eisner had served as the Company's independent public accountants since 1967.

         Eisner's report on the Company's financial statements as of June 30, 1994 and 1995 and for the years then ended neither contain an adverse opinion or a disclaimer of opinion nor is modified as to uncertainty, audit scope or accounting principles.

         During the fiscal years ended June 30, 1994 and 1995 and the period from July 1, 1995 to December 18, 1996, there were no disagreements with Eisner on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of such firm, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

         On June 17, 1997, the Company engaged Grant Thornton LLP as its independent public accountants with respect to the fiscal years ended June 30, 1996 and 1997. The engagement of Grant Thornton LLP was approved by the Audit Committee of the Company. Grant Thornton also served as the Company's independent public accountants with respect to the fiscal year ended June 30, 1998.

                              STOCKHOLDER PROPOSALS

         Stockholder proposals intended to be presented at the Company's next Annual Meeting of Stockholders pursuant to the provisions of Rule 14a-8 of the Securities and Exchange Commission, promulgated under the Securities Exchange Act of 1934, as amended, must be received by the Company at its principal executive offices by January 19, 2000 for inclusion in the Company's Proxy Statement and Form of Proxy relating to such meeting.

                                   FORM 10-KSB

         A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 1998, as filed with the Securities and Exchange Commission (excluding exhibits), has been furnished with this Proxy Statement to each stockholder entitled to vote at the Meeting.

                                                    Elliot J. Bergman,
                                                    Secretary
Wilmington, Delaware
May 19, 1999

                               ASTROSYSTEMS, INC.

           This Proxy is Solicited on Behalf of the Board of Directors

     The undersigned hereby appoints SEYMOUR BARTH and ELLIOT J. BERGMAN as Proxies, each with the power to appoint his substitute, and hereby authorizes them, and each of them, to represent and vote, as designated below, all the Common Stock of Astrosystems, Inc. (the "Company") held of record by the undersigned at the close of business on May 12, 1999 at the Annual Meeting of Stockholders to be held on June 15, 1999 or any adjournment thereof.

1.   Election of Directors

       FOR all nominees listed below         WITHHOLD AUTHORITY
       (except as marked to the              to vote for all nominees
       contrary below).  _____               listed below.  _____

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike such nominee's name from the list below.)

      SEYMOUR BARTH      GILBERT H. STEINBERG      ELLIOT J. BERGMAN

                WALTER A. STEINBERG            ELLIOT D. SPIRO

2. Proposal to ratify the appointment of Grant Thornton LLP as the Company's independent auditors for the fiscal year ending June 30, 1999.

         FOR |_|             AGAINST  |_|             ABSTAIN |_|

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.


                    (Continued and to be signed on next page)

    This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted for Proposals 1 and 2.


                                     DATED:..............................., 1999

                                     Please sign exactly as name appears  below.
                                     When shares are held by joint tenants, both
                                     should sign.    When  signing  as attorney,
                                     executor,   administrator,   trustee     or
                                     guardian,  please  give full title as such.
                                     If  a  corporation,   please sign  in  full
                                     corporate  name by the  President  or other
                                     authorized   officer.    If  a partnership,
                                     please sign in full partnership name by authorized person.


                                     Signature



                                     Signature, if held jointly



                  PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY
                      PROMPTLY USING THE ENCLOSED ENVELOPE